UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 30, 2007
(Date of earliest event reported)

Xcel Energy Inc.

(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

001-3034	41-0448030
(Commission File Number)	(IRS Employer Identification No.)

414 Nicollet Mall, Minneapolis, Minnesota	55401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code
612-330-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 8.01.  Other Events

On March 30, 2007, Xcel Energy Inc., a Minnesota corporation (the “Company”), entered into Supplemental Indenture No. 4 (the “Supplemental Indenture”) to the Indenture dated December 1, 2000 between the Company and Wells Fargo Bank, National Association, as trustee.  The Supplemental Indenture was executed in connection with the closing of the Company’s exchange offer for its 7.0% Senior Notes due 2010 and sets forth the rights and provisions governing $253,979,000 aggregate principal amount of the Company’s 5.631% Senior Notes due 2017 issued in the exchange offer.  Under the terms of the Supplemental Indenture, the notes will bear interest at a rate of 5.631% per year.  The Company will pay interest on the notes on April 1 and October 1 of each year, beginning October 1, 2007.  The notes will mature on April 1, 2017.  The notes are unsecured and rank equally with all of the Company’s existing and future unsecured senior indebtedness.

This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with that offer and exchange.

The notes have not been registered under the Securities Act of 1933 and were issued pursuant to the exemptions from registration provided by Rule 144A and Regulation S under the Securities Act.  In connection with the issuance of the notes, the Corporation entered into a Registration Rights Agreement, dated as of March 30, 2007, with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Greenwich Capital Markets, Inc. and Lazard Capital Markets LLC (the “Registration Rights Agreement”). Under the terms of the Registration Rights Agreement, the Corporation has agreed to file an exchange offer registration statement with the Securities and Exchange Commission to allow holders to exchange the notes for a new issue of substantially identical notes that have been registered under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits

Exhibits

4.01                                              Supplemental Indenture dated March 30, 2007 between Xcel Energy Inc. and Wells Fargo Bank, National Association, as Trustee, creating $253,979,000 aggregate principal amount of 5.613% Senior Notes, Series due 2017.

10.01                                        Registration Rights Agreement dated March 30, 2007 between Xcel Energy Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Greenwich Capital Markets, Inc. and Lazard Capital Markets LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Xcel Energy Inc.
(a Minnesota corporation)

By:	/s/ George E. Tyson II
Name: George E. Tyson II
Title: Vice President and Treasurer

Dated:  April 5, 2007

EXHIBIT INDEX

Exhibits

4.01

Supplemental Indenture dated March 30, 2007 between Xcel Energy Inc. and Wells Fargo Bank, National Association, as Trustee, creating $253,979,000 aggregate principal amount of 5.613% Senior Notes, Series due 2017.

10.01	Registration Rights Agreement dated March 30, 2007 between Xcel Energy Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Greenwich Capital Markets, Inc. and Lazard Capital Markets LLC.